UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 E. Grauwyler Rd. Irving, TX	75061
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (844) 935-2832

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.0001 per share	XELA	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

Following the publication by the Staff of the Securities and Exchange Commission (the “SEC”) on March 31, 2020 of Compliance Disclosure and Interpretation Question 135.13, Exela Technologies, Inc. (the “Company”) has determined that it is not able to rely on the COVID-19 Order issued by the SEC on March 25, 2020 (the “COVID-19 Order”). As a result, the Company is filing this amendment to its Form 8-K filed on March 31, 2020 (the “Original Form 8-K”) to delete the first paragraph under Item 8.01 of the Original Form 8-K which had indicated that the Company is relying on the COVID-19 Order. Based on discussions with the Staff, the Company instead intends to seek a waiver from the Staff relating to its eligibility to use Form S-3, but there can be no assurance that such relief will be granted. The Original Form 8-K is also being amended to add Item 3.01 below.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2020, the Company received an anticipated notice (the “Notice”) from the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of its failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2019 (the “Form 10-K”), it is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires timely filing of periodic reports with the SEC. In the Notice, Nasdaq indicated that the Company has 60 calendar days from the date of the Notice (or until June 2, 2020) to submit a plan to regain compliance with Nasdaq’s continued listing requirements. If such a plan is timely submitted by the Company, the Nasdaq staff may grant the Company up to 180 calendar days from the due date of the Form 10-K, or until September 28, 2020, to regain compliance. The Company issued a press release on April 3, 2020 disclosing receipt of the Notice, a copy of which is attached hereto as Exhibit 99.1. Further information about the delay in filing of the Company’s Form 10-K is set forth below in Item 8.01.

Item 8.01 Other Events

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease ("COVID-19") a “Public Health Emergency of International Concern,” and on March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. The Company’s global operations, including its U.S. headquarters and operations in Xi’an and Nanchang, China, have been affected.

As reported in its Form 8-K filed with the Securities and Exchange Commission on March 17, 2020, the Company has determined that it will restate its financial statements for the years ended December 31, 2017 and 2018 and the interim periods through September 30, 2019 (which will be addressed in the Company’s Form 10-K to correct certain historical accounting errors. On March 17, 2020, the Company filed a Form 12b-25 Notification of Late Filing to avail itself of a filing extension for the Form 10-K until March 31, 2020. Since the date of filing the Form 12b-25, in addition to the reasons for delay identified in the Form 12b-25, the Company has determined that it anticipates further delays given the impact of COVID-19. Of note, the Company's Chief Accounting Officer ("CAO") was required to return to India ahead of schedule on March 20, 2020 (as a result of the cancellation of all flights to India effective as of March 22, 2020) due to an upcoming termination of his authorization to stay in the United States. The CAO has since contracted a high fever and is working at reduced capacity. All of the Company’s accounting staff involved in auditing and external reporting functions are either working remotely or have been otherwise constrained due to the impact of COVID-19. As a result, the Company’s books and records and personnel are not as readily accessible as before, resulting in further delay in preparation and completion of the Company’s audited financial statements and disclosure required by the Annual Report on Form 10-K. In addition, KPMG has notified us that, effective March 18, 2020, all onsite KPMG staff are required to work remotely. Based on the foregoing, the Company expects to complete its audited financial statements in April 2020 and to file the Form 10-K on or prior to April 29, 2020.

In connection with the foregoing, on March 30, 2020, the Company and Exela Receivables 1, LLC entered into an amendment to its Loan and Security Agreement, dated as of January 10, 2020 (the “A/R Facility”), with TPG Specialty Lending, Inc., as administrative agent, and the lenders party thereto, to extend the time for delivery of the Company's audited financial statements for its fiscal year ended December 31, 2019 to April 9, 2020 and eliminated the five-day cure period with respect to any breach thereof. However, there can be no assurance that the Company’s financial statements will be filed prior to the expiring of this extension.

Additional risk factor disclosure

Following is a risk factor relating to COVID-19.

Our results of operations could in the future be materially adversely impacted by the coronavirus pandemic (COVID-19).

Our results of operations could in the future be materially adversely impacted by the coronavirus pandemic (COVID-19). We currently have two priorities: the safety and wellbeing of our employees and their families, and continuing to provide services to our customers in these unprecedented times. The global spread of the coronavirus (COVID-19) has created significant volatility and uncertainty and economic disruption. The extent to which the coronavirus pandemic impacts our business, operations and financial results will depend on numerous evolving factors that we may not be able to accurately predict, including: the duration and scope of the pandemic; governmental, business and individuals’ actions that have been and continue to be taken in response to the pandemic; the impact of the pandemic on economic activity and actions taken in response; the effect on our customers and customer demand for our services and solutions; our ability to sell and provide our services and solutions, including as a result of travel restrictions and people working from home; the ability of our customers to pay for our services and solutions; and any closures of our and our customers' offices and facilities. The spread of the coronavirus has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers and business partners.

We provide essential services including payment processing, bills and related exceptions for the financial sector, healthcare industry, and state, federal and local governments, and have accordingly been permitted to continue operating across most of our locations in the United States and across EMEA. The majority of our employees are located in the Americas and EMEA, representing 62% of our total headcount. Our locations in China are operating at full capacity and adding more volume and headcount. Close to two thirds of our India operations, totaling 4,900 employees, have transitioned to work from home and the remainder of volume is transitioning to work from home or is being routed to our other global sites, including China, Mexico and Poland. The closure of facilities, or restrictions inhibiting our employees’ ability to access facilities, has disrupted, and could in the future disrupt our ability to provide our services and solutions and result in, among other things, terminations of customer contracts and losses of revenue. Customers may also slow down decision making, delay planned work or seek to modify existing agreements. Further, key personnel could contract the coronavirus hindering their ability to perform for us. One or more of our physical locations could become a cluster for the coronavirus, causing a large concentration of our employees to be adversely impacted and causing a significant disruption to our operations. Any of these events could cause or contribute to the risks and uncertainties enumerated in our filings with the SEC and could materially adversely affect our business, financial condition, results of operations and/or stock price.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated April 3, 2020.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2020

EXELA TECHNOLOGIES, INC.

By:	/s/ James Reynolds
	Name:	James G. Reynolds
	Title:	Chief Financial Officer